UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 0-21138

       Date or report (Date of earliest event reported): September 6, 2002


                                 INPRIMIS, INC.
             (Exact name of registrant as specified in its charter)

         Florida                                         59-2479377
  (State or other jurisdiction              (I.R.S. Employer Identification No.)
of incorporation or organization)

    1601 Clint Moore Road
     Boca Raton, Florida
    (Address of principal                                   33487
      executive offices)                                 (Zip Code)

                                 (561) 997-6227

              (Registrant's telephone number, including area code)

Item: 7.   Financial Statements and Exhibits

a. Financial statements of the business acquired

   Pursuant to paragraph (a) (4) of item 7 of Form 8-K, the following financial statements were omitted from disclosure contained in the Registrant's Current Report on Form 8-K filed on September 23, 2002 but are filed herewith.

      - The Audited Financial Statements for Ener1 Battery Company for the year ended March 31, 2002 and Independent Auditors' report thereon.
      - The Unaudited Financial Statements for the Ener1 Battery Company as of June 30, 2002 and for the results of operations for the three months ended June 30, 2002.

b. Pro forma financial information

   Pursuant to paragraph (b) (2) of item 7, the unaudited pro forma condensed consolidated balance sheet of the Registrant as of June 30, 2002 and the unaudited pro forma condensed consolidated statement of operation for the six- month period ended June 30, 2002 and pro forma consolidated statement of operations for the year ended December 31, 2001 including Ener1 Battery Company only from March 31, 2001 which was the date the Battery Company was incorporated. Also included are footnotes the pro forma financial statements

                                                       ENER1 BATTERY COMPANY

                                               (A DEVELOPMENT STAGE COMPANY)
--------------------------------------------------------------------------------
                                                        FINANCIAL STATEMENTS

                                                              MARCH 31, 2002

CONTENTS
                                                                       Page
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                            1

    Balance Sheet                                                       2

    Statement of Operations                                             3

    Statement of Stockholder's Equity                                   4

    Statement of Cash Flows                                             5

    Notes to Financial Statements                                     6 - 11

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------



To the Board of Directors and Stockholder
Ener1 Battery Company

We have audited the accompanying balance sheet of Ener1 Battery Company (a development stage company), formerly known as Ener1 USA, Inc. as of March 31, 2002, and the related statement of operations, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ener1 Battery Company, formerly known as Ener1 USA, Inc., as of March 31, 2002, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




Miami, Florida
June 6, 2002 (except for Note 10, as to which the date is September 6, 2002)

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
MARCH 31, 2002
--------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------

CURRENT ASSETS
  Cash                                                     $       3,064,697
  Prepaid and other                                                  114,753
--------------------------------------------------------------------------------
      Total current assets                                         3,179,450

PROPERTY AND EQUIPMENT, approximately $1,125,000 purchased
   from a related party (Note 3)                                   7,401,380

DEPOSITS ON EQUIPMENT                                                567,970

OTHER ASSETS                                                          18,409
--------------------------------------------------------------------------------

        TOTAL ASSETS                                       $      11,167,209
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

CURRENT LIABILITIES
  Accounts payable                                         $          12,802
  Accrued expenses                                                   268,644
  Current maturities of related party debt (Note 6)                  365,408
  Current maturities of long-term debt (Note 5)                       25,563
--------------------------------------------------------------------------------
      Total current liabilities                                      672,417

LONG-TERM DEBT (NOTE 5)                                              724,646

COMMITMENTS (NOTE 7)

STOCKHOLDER'S EQUITY                                               9,770,146
--------------------------------------------------------------------------------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY         $      11,167,209
--------------------------------------------------------------------------------


                            See accompanying notes.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

EXPENSES:

  Compensation and benefits                                $         659,094
  Consulting                                                         139,537
  General and administrative                                         252,939
  Professional fees                                                  145,129
  Rent to related party                                               73,131
  Travel                                                              72,689
--------------------------------------------------------------------------------
      Total expenses                                               1,342,519
--------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Rental income                                                       26,315
  Interest income                                                     32,081
  Interest expense                                                   (67,398)
  Foreign currency transaction loss                                  (10,093)
--------------------------------------------------------------------------------
      Total other income (expense)                                   (19,095)
--------------------------------------------------------------------------------

NET LOSS                                                   $       1,361,614
--------------------------------------------------------------------------------


                            See accompanying notes.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDER'S EQUITY
YEAR ENDED MARCH 31, 2002

-------------------------------------------------------------------------------------------------------------------------

                                        Common Stock,                                     Defecit
                                $.0001 par value; 200 shares                            Accumulated
                                         authorized                   Additional        During the
                             ----------------------------------        Paid-in          Development
                                Shares             Par Value           Capital             Stage             Total
-------------------------------------------------------------------------------------------------------------------------
Issuance of common stock
 (issued on March 1, 2001)          100          $          -       $          -        $         -       $          -

Capital contribution
 (December 31, 2001)                  -                     -          7,047,270                  -          7,047,270

Capital contribution
 (March 31, 2002)                     -                     -          4,084,490                  -          4,084,490

Net loss for the year
 ended March 31, 2002                 -                     -                  -         (1,361,614)        (1,361,614)
-------------------------------------------------------------------------------------------------------------------------

Total                               100          $          -       $ 11,131,760       ($ 1,361,614)      $  9,770,146
-------------------------------------------------------------------------------------------------------------------------


                            See accompanying notes.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:

    Net loss                                               ($  1,361,614)
--------------------------------------------------------------------------------
    Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization                               44,068
      Foreign currency transaction loss                           10,093
      Changes in operating assets and liabilities:
        Prepaid and other current assets                        (114,753)
        Deposits on equipment                                   (567,970)
        Other assets                                             (18,409)
        Accounts payable                                          12,802
        Accrued expenses                                         268,644
--------------------------------------------------------------------------------
          Total adjustments                                     (365,525)
--------------------------------------------------------------------------------
            Net cash used in operating activities             (1,727,139)
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

    Capital expenditures                                      (5,569,198)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

    Repayments of related party debt                            (867,570)
    Repayments of long-term debt                                  (6,041)
    Advances from Parent                                      11,234,645
--------------------------------------------------------------------------------
            Net cash provided by financing activities         10,361,034
--------------------------------------------------------------------------------

INCREASE IN CASH                                               3,064,697

CASH - BEGINNING                                                       -
--------------------------------------------------------------------------------

CASH - ENDING                                               $  3,064,697
--------------------------------------------------------------------------------

Supplemental Disclosures:
--------------------------------------------------------------------------------

    Interest paid                                           $     18,836
--------------------------------------------------------------------------------

Supplemental Disclosure of Non-cash Investing and Financing Activities:
--------------------------------------------------------------------------------

    Mortgage payable incurred on purchase of building       $    756,250
--------------------------------------------------------------------------------

    Related party note payable incurred on purchase
       of equipment                                         $  1,222,885
--------------------------------------------------------------------------------

    Equipment sold to stockholder at net book value
       for a reduction in the amount due to stockholder     $    102,885
--------------------------------------------------------------------------------

    Advances from Parent converted to additional
       paid-in capital                                      $ 11,131,760
--------------------------------------------------------------------------------


                            See accompanying notes.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

           Organization and Business Activity

           Ener1 Battery Company (the "Company") was incorporated on March 1, 2001 in the State of Florida under the name Ener1 U.S.A., Inc. On March 27, 2002, the Company changed its name to Ener1 Battery Company. There was no significant activity from March 1, 2001 through March 31, 2001.

           The Company was formed to bring to market high density, rechargeable lithium metal batteries, using advanced technology patented by its parent company, Ener1 Group, Inc. f/k/a Ener1 Holdings, Inc. (the "Parent"). The accompanying financial statements do not include the financial position, results of operations or cash flows of the Parent. The Company's business activities to date have primarily consisted of engaging a professional management team, acquiring industrial and administrative facilities, and procuring and preparing manufacturing equipment for future operations.

           The Company is considered to be in the development stage, and the accompanying financial statements represent those of a development stage company.

           Use of Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses for the year presented. Actual results could differ from those estimates.

           Cash

           The Company, from time to time, maintains cash balances in excess of federally insured limits.

           Long-lived Assets

           Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset.

           Property and Equipment

           Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts, while replacements, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense in the period incurred.

--------------------------------------------------------------------------------
NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

           Depreciation and Amortization

           Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, which are as follows:

           Building                                           39 years
           Building improvements                          5 - 39 years
           Software                                            3 years
           Computer and office equipment                       5 years
           Furniture and fixtures                              7 years

           Income Taxes

           Income taxes are accounted for under Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" (SFAS No.
           109). Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. Deferred tax assets are reduced to estimated amounts to be realized by the use of a valuation allowance if it is more likely than not that the Company will not realize the benefits of the deferred tax assets.

           Foreign Currency Transactions

           The Company has a loan payable to an Italian company (the "Italian Company"), related by common ownership, for manufacturing equipment. At the date of the loan, the amount recorded was translated into U.S. dollars using the exchange rates in effect at that time. Recorded balances that are required to be paid in Euros at March 31, 2002 are adjusted to reflect the exchange rate at the balance sheet date.

--------------------------------------------------------------------------------
NOTE 2.    ECONOMIC DEPENDENCY
--------------------------------------------------------------------------------

           The Company has been in the development stage since its inception on March 1, 2001 and has sustained substantial losses and incurred negative cash flows from operations. Realization of a major portion of the assets is dependent on the Company's ability to meet its future financing requirements and the success of its future operations. To date, the Parent has provided debt and equity necessary to fund these losses and make capital expenditures. The Company is dependent on continued funding from the Parent and shareholders of the Parent. The Company has received commitments from shareholders of the Parent to continue funding the operations of the Company through July 31, 2003.

--------------------------------------------------------------------------------
NOTE 3.    PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

           At March 31, 2002, property and equipment consisted of the following:

           ---------------------------------------------------------------------

           Manufacturing equipment                           $      5,665,589
           Building                                                 1,545,412
           Building improvements                                       48,551
           Software                                                   120,576
           Computer and office equipment                               54,173
           Furniture and fixtures                                      11,147
           ---------------------------------------------------------------------
                                                                    7,445,448
           Less accumulated depreciation and amortization             (44,068)
           ---------------------------------------------------------------------

                                                             $      7,401,380
           ---------------------------------------------------------------------

           Included in manufacturing equipment is approximately $1,125,000 of equipment purchased from the Italian Company. An Italian bank has included this equipment as collateral for a note payable by the Italian Company.

           Depreciation and amortization expense amounted to $44,068 for the year ended March 31, 2002. Manufacturing equipment was not placed in service as of March 31, 2002. Accordingly, no depreciation expense has been recognized.

--------------------------------------------------------------------------------
NOTE 4.    DUE TO STOCKHOLDER
--------------------------------------------------------------------------------

           Since inception (March 1, 2001), the Parent has provided the funds necessary for the Company to fund operations and make capital expenditures. These advances have been non-interest bearing and due on demand. These amounts, net of allocated expenses, were initially recorded as Due to Stockholder. At December 31, 2001 and March 31, 2002, the net balances in Due to Stockholder of $7,047,270 and $4,084,490, respectively, were converted to capital. No additional shares of common stock were issued in connection with these contributions.

           The Company and the Parent share common facilities, personnel and other resources. Allocation of expenses is made between the parties utilizing systematic methods. The expenses reflected herein are not necessarily an indication of expenses that might be incurred if the Company were a stand-alone entity.

--------------------------------------------------------------------------------
NOTE 5.    LONG-TERM DEBT
--------------------------------------------------------------------------------

           At March 31, 2002, long-term debt consisted of a mortgage payable to a bank bearing interest at LIBOR plus 7% adjusted semi-annually, with monthly principal and interest payments of approximately $7,700. The mortgage matures in December 2016 and is collateralized by the building.

           Scheduled maturities of long-term debt for years subsequent to March 31, 2002 are as follows:

           2003                                              $         25,563
           2004                                                        27,961
           2005                                                        30,584
           2006                                                        33,453
           2007                                                        36,591
           Thereafter                                                 596,057
           ---------------------------------------------------------------------

                                                             $        750,209
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 6.    RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

           The Company leases its office facilities from a related party month to month. Rent expense incurred under this lease amounted to approximately $73,000 for the year ended March 31, 2002.

           During the year ended March 31, 2002 and in connection with the acquisition of approximately $1,125,000 of equipment from the Italian Company, the Company agreed to acquire additional manufacturing equipment aggregating approximately $15,000,000 from the Italian Company. The equipment was and is being acquired through a series of transactions at the lower of the net book value of the Italian Company or fair market value. The acquisitions resulted in related party debt consisting of an unsecured note payable bearing interest at Euribor plus 2% (5.362% at March 31, 2002) payable in 20 monthly installments of (E) 70,244 Euros (approximately $65,975 US Dollars on June 6, 2002), commencing February 1, 2002. As of March 31, 2002, the Company had made advance payments approximating $743,000 on this note.

--------------------------------------------------------------------------------
NOTE 7.    OMMITMENTS
--------------------------------------------------------------------------------

           Employment Contract

           In November 2001, the Company entered into a three-year employment agreement with the Director of Manufacturing ("Director"). This agreement may be terminated without cause by either party with written notice. Pursuant to the agreement, the Director received options to purchase 150,000 shares of common stock of the Parent at an exercise price of $1.25 per share. The options vest 25% over a four-year period and no there is no stated expiration date. No options had been exercised through June 6, 2002.

--------------------------------------------------------------------------------
NOTE 7.    COMMITMENTS (Continued)
--------------------------------------------------------------------------------

           Under the terms of the employment agreement, if the Company terminates the Director without good cause, the Company would be obligated to continue to pay the full salary for six months. In addition, the Director would also be entitled to all stock options issued, which would remain exercisable for six months.

--------------------------------------------------------------------------------
NOTE 8.    STOCK BASED COMPENSATION
--------------------------------------------------------------------------------

           Although the Company has not issued any of its equity instruments to its employees, it has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") in accounting for Parent stock options issued to employees.

           The Parent issued options to an employee of the Parent to purchase 200,000 shares of its common stock at $1 per share during the year ended March 31, 2002. As the employee performs services on behalf of both the Company and the Parent, a portion of this employee's compensation expense is allocated to the Company. Under APB 25, since the exercise price of the employee's stock options issued was greater than the market price of the underlying stock on the date of grant, no compensation expense was recognized. These options are included in the pro forma information required under SFAS No. 123 which includes an allocated share of the Company's related compensation expense.

           Statement of Financial Accounting Standards No. 123 "Accounting for Stock-based Compensation," ("SFAS No. 123") requires the Company to provide pro forma information regarding net loss as if compensation cost for the options granted had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The fair value of the options granted during the year ended March 31, 2002 was estimated by using the Black-Scholes pricing model with the following assumptions: (i) expected life of the options of 3 years, (ii) no volatility as the Company is privately held, (iii) no expected dividends, and (iv) a risk free interest rate ranging from 3.14% to 3.22%.

           Under the accounting provisions of SFAS No. 123, the Company's net loss for the year ended March 31, 2002 would have been $1,363,694.

--------------------------------------------------------------------------------
NOTE 9.    INCOME TAX BENEFIT
--------------------------------------------------------------------------------

           The income tax benefit for the year ended March 31, 2002 consisted of the following:

           Deferred:
            Federal                                          $        485,000
            State                                                      25,000
           Increase in valuation allowance                           (510,000)
           ---------------------------------------------------------------------

                                                             $              -
           ---------------------------------------------------------------------

           The difference between the tax benefit and the amounts computed by applying the federal statutory tax rates to the loss before income taxes is due to an increase in the valuation allowance and permanent differences.

           As of March 31, 2002, the Company had generated cumulative net operating losses of approximately $1,362,000 resulting in a deferred tax asset of approximately $510,000. This deferred tax asset is offset by a valuation allowance of the same amount. Net operating loss carryforwards expire beginning in the year 2022.

--------------------------------------------------------------------------------
NOTE 10.   SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

           On September 6, 2002, the company entered into a Merger Agreement ("Agreement") effective August 31, 2002 with Inprimis, Inc. ("Inprimis") a public reporting Company related by virtue of common ownership. The Agreement provides for, among other things, 1) that a newly formed wholly owned subsidiary of Inprimis acquire all of the outstanding shares of the Company, and 2) the Parent receive (i) 50,000,000 shares of common stock of Imprimis, (ii) 3,930,000 shares of preferred stock of Inprimis which is mandatorily convertible into 50 shares of common stock for each share of preferred, (iii) warrants to purchase 48,402,985 shares of common stock of Inprimis and (iv) a promissory note issued by Inprimis in the amount of $1,161,850 which bears interest at 10% per annum and is due on September 1, 2003. Prior to the merger, the Parent held approximately 80% of the outstanding shares of Inprimis.

                                                       ENER1 BATTERY COMPANY

                                               (A DEVELOPMENT STAGE COMPANY)
----------------------------------------------------------------------------
                                                        FINANCIAL STATEMENTS

                                                               JUNE 30, 2002

CONTENTS
                                                                       Page
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT                                            1

    Balance Sheet                                                       2

    Statement of Operations                                             3

    Statement of Stockholder's Equity                                   4

    Statement of Cash Flows                                           5 - 6

    Notes to Financial Statements                                     7 - 13

ACCOUNTANTS' REVIEW REPORT
--------------------------------------------------------------------------------



To the Board of Directors and Stockholder
Ener1 Battery Company

We have reviewed the accompanying balance sheet of Ener1 Battery Company (a development stage company), formerly known as Ener1 USA, Inc. as of June 30, 2002, and the related statements of operations, stockholder's equity and cash flows for the three months then ended and for the period from inception (March 1, 2001) to June 30, 2002, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of the Company.

A review consists principally of inquiries of Company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.




Miami, Florida
September 6, 2002

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------

CURRENT ASSETS
  Cash                                                     $         369,044
  Prepaid and other                                                  113,771
--------------------------------------------------------------------------------
      Total current assets                                           482,815

PROPERTY AND EQUIPMENT, approximately $13,488,000 purchased
   from related parties (Note 3)                                  20,731,430

OTHER ASSETS                                                          19,357
--------------------------------------------------------------------------------

        TOTAL ASSETS                                       $      21,233,602
--------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
--------------------------------------------------------------------------------

CURRENT LIABILITIES
  Accounts payable                                        $          186,977
  Accrued expenses                                                   626,896
  Due to stockholder (Note 4)                                      5,500,000
  Related party debt (Note 6)                                      3,226,214
  Current maturities of long-term debt (Note 5)                       26,143
--------------------------------------------------------------------------------
      Total current liabilities                                    9,566,230

LONG-TERM DEBT (NOTE 5)                                              717,889

COMMITMENTS (NOTE 7)

STOCKHOLDER'S EQUITY                                              10,949,483
--------------------------------------------------------------------------------

        TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY         $      21,233,602
--------------------------------------------------------------------------------


                 See accompanying notes and accountants' review

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------

                                                                                        Three Month          Period from Inception
                                                                                        Period ended        (March 1, 2001) through

                                                                                       June 30, 2002             June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Compensation and benefits                                                        $        214,937         $         874,031
  Consulting                                                                                 49,184                   188,721
  General and administrative                                                                239,604                   492,543
  Professional fees                                                                         122,356                   267,485
  Rent to related party                                                                      13,530                    86,661
  Travel                                                                                     23,600                    96,289
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                         663,211                 2,005,730
------------------------------------------------------------------------------------------------------------------------------------

OTHER INCOME (EXPENSE)
  Rental income                                                                              13,776                    40,091
  Interest income                                                                             3,032                    35,114
  Interest expense                                                                          (22,272)                  (89,670)
  Foreign currency transaction loss                                                         (25,357)                  (35,450)
------------------------------------------------------------------------------------------------------------------------------------
     Total other income (expense)                                                           (30,821)                  (49,915)
------------------------------------------------------------------------------------------------------------------------------------

NET LOSS                                                                           $        694,032         $       2,055,645
------------------------------------------------------------------------------------------------------------------------------------


                 See accompanying notes and accountants' review

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDER'S EQUITY
PERIOD FROM INCEPTION (MARCH 1, 2002) THROUGH JUNE 30, 2002

-------------------------------------------------------------------------------------------------------------------------

                                        Common Stock,                                     Defecit
                                $.0001 par value; 200 shares                            Accumulated
                                         authorized                   Additional        During the
                             ----------------------------------        Paid-in          Development
                                Shares             Par Value           Capital             Stage             Total
-------------------------------------------------------------------------------------------------------------------------
Issuance of common stock
 (issued on March 1, 2001)          100          $          -       $          -        $         -       $          -

Capital contribution
 (December 31, 2001)                  -                     -          7,047,270                  -          7,047,270

Capital contribution
 (March 31, 2002)                     -                     -          4,084,490                  -          4,084,490

Capital contribution
 (June 30, 2002)                      -                     -          1,873,368                  -          1,873,368

Net loss for the period
 from inception through
 June 30, 2002                        -                     -                  -         (2,055,645)        (2,055,645)
-------------------------------------------------------------------------------------------------------------------------

Total                               100          $          -       $ 13,005,128       ($ 2,055,645)      $ 10,949,483
-------------------------------------------------------------------------------------------------------------------------


             See accompanying notes and accountants' review report.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2002

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Period from Inception
                                                                                       Three Month              (March 1, 2001)
                                                                                       Period Ended                 through
                                                                                      June 30, 2002              June 30, 2002
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                       ( $       694,032)        ( $     2,055,645)
------------------------------------------------------------------------------------------------------------------------------------
    Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization                                                           19,808                    63,048
      Foreign currency transaction loss                                                       25,358                    35,450
      Changes in operating assets and liabilities:
        Prepaid and other current assets                                                         982                  (113,771)
        Other assets                                                                            (948)                  (19,357)
        Deposits on equipment                                                                567,970                         -
        Accounts payable                                                                     174,175                   186,977
        Accrued expenses                                                                     358,252                   626,897
------------------------------------------------------------------------------------------------------------------------------------
          Total adjustments                                                                1,145,597                   779,244
------------------------------------------------------------------------------------------------------------------------------------
            Net cash used in operating activities                                            451,565                (1,276,401)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Capital expenditures                                                                  (1,012,534)               (6,590,998)
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Repayments of related party debt                                                        (380,982)               (1,238,459)
    Repayments of long-term debt                                                              (6,177)                  (12,218)
    Net advances from (repayments to) Parent                                              (1,747,525)                9,487,120
------------------------------------------------------------------------------------------------------------------------------------
            Net cash provided by financing activities                                     (2,134,684)                8,236,443
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN CASH                                                                          (2,695,653)                  369,044

CASH - BEGINNING                                                                           3,064,697                         -
------------------------------------------------------------------------------------------------------------------------------------

CASH - ENDING                                                                        $       369,044           $       369,044
------------------------------------------------------------------------------------------------------------------------------------

Supplemental Disclosures:
------------------------------------------------------------------------------------------------------------------------------------

    Interest paid                                                                    $        16,834           $        35,670
------------------------------------------------------------------------------------------------------------------------------------

Supplemental Disclosure of Non-cash Investing and Financing Activities:
------------------------------------------------------------------------------------------------------------------------------------

    Mortgage payable incurred on purchase of building                               $              -           $       756,250
------------------------------------------------------------------------------------------------------------------------------------

    Related party note payable incurred on purchase of equipment                    $              -           $     1,222,885
------------------------------------------------------------------------------------------------------------------------------------


             See accompanying notes and accountants' review report.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS (Continued)
YEAR ENDED JUNE 30, 2002

------------------------------------------------------------------------------------------------------------------------------------
    Equipment sold to stockholder at net book value for a reduction in the
       amount due to stockholder                                                     $             -           $       102,885
------------------------------------------------------------------------------------------------------------------------------------

    Equipment purchased from Parent at net book value for the assumption of various promissory notes to related parties and an increase in the
       amount due to Parent                                                          $    12,362,681           $    12,362,681
------------------------------------------------------------------------------------------------------------------------------------

    Advances from Parent converted to additional paid-in capital                     $     1,873,368           $    13,005,128
------------------------------------------------------------------------------------------------------------------------------------



             See accompanying notes and accountants' review report.

ENER1 BATTERY COMPANY
(A DEVELOPMENT STAGE COMPANY)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

           Organization and Business Activity

           Ener1 Battery Company (the "Company") was incorporated on March 1, 2001 in the State of Florida under the name Ener1 U.S.A., Inc. On March 27, 2002, the Company changed its name to Ener1 Battery Company.

           The Company was formed to bring to market high density, rechargeable lithium metal batteries, using advanced technology patented by its parent company, Ener1 Group, Inc. f/k/a Ener1 Holdings, Inc. (the "Parent"). The accompanying financial statements do not include the financial position, results of operations or cash flows of the Parent. The Company's business activities to date have primarily consisted of engaging a professional management team, acquiring industrial and administrative facilities, and procuring and preparing manufacturing equipment for future operations.

           The Company is considered to be in the development stage, and the accompanying financial statements represent those of a development stage company.

           Use of Estimates

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses for the year presented. Actual results could differ from those estimates.

           Cash

           The Company, from time to time, maintains cash balances in excess of federally insured limits.

           Long-lived Assets

           Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying value of the asset.

           Property and Equipment

           Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts, while replacements, maintenance and repairs, which do not extend the lives of the respective assets, are charged to expense in the period incurred.

--------------------------------------------------------------------------------
NOTE 1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
--------------------------------------------------------------------------------

           Depreciation and Amortization

           Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, which are as follows:

           Building                                                39 years
           Building improvements                               5 - 39 years
           Software                                                 3 years
           Computer and office equipment                            5 years
           Furniture and fixtures                                   7 years

           Income Taxes

           Income taxes are accounted for under Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" (SFAS No.
           109). Deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using the rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled. Deferred tax assets are reduced to estimated amounts to be realized by the use of a valuation allowance if it is more likely than not that the Company will not realize the benefits of the deferred tax assets.

           Foreign Currency Transactions

           The Company has a loan payable to an Italian company (the "Italian Company"), related by common ownership, for manufacturing equipment. At the date of the loan, the amount recorded was translated into U.S. dollars using the exchange rates in effect at that time. Recorded balances that are required to be paid in Euros at June 30, 2002 are adjusted to reflect the exchange rate at the balance sheet date.

--------------------------------------------------------------------------------
NOTE 2.       ECONOMIC DEPENDENCY
--------------------------------------------------------------------------------

           The Company has been in the development stage since its inception on March 1, 2001 and has sustained substantial losses and incurred negative cash flows from operations. Realization of a major portion of the assets is dependent on the Company's ability to meet its future financing requirements and the success of its future operations. To date, the Parent has provided debt and equity necessary to fund these losses and make capital expenditures. The Company is dependent on continued funding from the Parent and shareholders of the Parent. The Company has received commitments from shareholders of the Parent to continue funding the operations of the Company through July 31, 2003.

--------------------------------------------------------------------------------
NOTE 3.    PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------

           At June 30, 2002, property and equipment consisted of the following:

           ---------------------------------------------------------------------

           Manufacturing equipment                           $     18,900,816
           Building                                                 1,545,412
           Building improvements                                      160,469
           Software                                                   120,576
           Computer and office equipment                               56,058
           Furniture and fixtures                                      11,147
           ---------------------------------------------------------------------
                                                                   20,794.478
           Less accumulated depreciation and amortization             (63,048)
           ---------------------------------------------------------------------

                                                             $     20,731,430
           ---------------------------------------------------------------------

           Included in manufacturing equipment is approximately $1,125,000 of equipment purchased from the Italian Company. An Italian bank has included this equipment as collateral for a note payable by the Italian Company.

           Effective June 30, 2002, the Company purchased approximately $12,363,000 of manufacturing equipment from the Parent in exchange for a reduction of amounts due to the Parent and the assumption of various promissory notes to related parties.

           Depreciation and amortization expense amounted to $19,808 and $63,048 for the three months ended June 30, 2002 and the period from inception (March 1, 2001) through June 30, 2002. Manufacturing equipment was not placed in service as of June 30, 2002. Accordingly, no depreciation expense has been recognized.

--------------------------------------------------------------------------------
NOTE 4.    DUE TO STOCKHOLDER
--------------------------------------------------------------------------------

           Since inception (March 1, 2001), the Parent has provided the funds necessary for the Company to fund operations and make capital expenditures. These advances have been non-interest bearing and due on demand. These amounts, net of allocated expenses, were initially recorded as Due to Stockholder. At December 31, 2001 and March 31, 2002, the net balances in Due to Stockholder of $7,047,270, $4,084,490, respectively, were converted to capital. At June 30, 2002, $1,873,368 of Due to Stockholder was converted to capital. No additional shares of common stock were issued in connection with these contributions.

           On August 31, 2002, the remaining balance of $5,500,000 in Due to Stockholder was converted into a promissory note at 10% per annum with interest and principal payable on August 31, 2003.

--------------------------------------------------------------------------------
NOTE 4.    LONG-TERM DEBT (Continued)
--------------------------------------------------------------------------------

           The Company and the Parent share common facilities, personnel and other resources. Allocation of expenses is made between the parties utilizing systematic methods. The expenses reflected herein are not necessarily an indication of expenses that might be incurred if the Company were a stand-alone entity.

--------------------------------------------------------------------------------
NOTE 5.    LONG-TERM DEBT
--------------------------------------------------------------------------------

           At June 30, 2002, long-term debt consisted of a mortgage payable to a bank bearing interest at LIBOR plus 7% adjusted semi-annually, with monthly principal and interest payments of approximately $7,700. The mortgage matures in December 2016 and is collateralized by the building.

           Scheduled maturities of long-term debt for years subsequent to June 30, 2002 are as follows:

           2003                                              $         26,143
           2004                                                        28,595
           2005                                                        31,278
           2006                                                        34,212
           2007                                                        37,421
           2008                                                        40,931
           Thereafter                                                 545,452
           ---------------------------------------------------------------------

                                                             $        744,032
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 6.    RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

           The Company leases its office facilities from a related party month to month. Rent expense incurred under this lease amounted to approximately $13,530 and $86,661 for the three months ended June 30, 2002 and for the period from inception (March 1, 2001) through June 30, 2002, respectively.

           Through June 30, 2002, the Company acquired manufacturing equipment aggregating approximately $13,488,000 from the Italian Company. The equipment was acquired through a series of transactions at the lower of the net book value of the Italian Company or fair market value. In connection with these acquisitions, the Company agreed to assume various promissory notes to related parties, with the difference included as non-interest bearing advances from the Stockholder (see
           Note 4). At June 30, 2002, the promissory notes to related parties consisted of the following:

--------------------------------------------------------------------------------
NOTE 6.    RELATED PARTY TRANSACTIONS (Continued)
--------------------------------------------------------------------------------

           Various notes payable to related parties bearing
           interest at 6%, principal and interest due on
           demand, subject to certain liquidity requirements,
           as defined                                             $ 1,586,270

           Note payable to related party bearing interest at
           5%, principal and interest due on demand after
           such time as the Company has received additional
           funding from a Russian bank, as defined                    371,556

           Unsecured note payable to related party bearing
           interest at Euribor plus 2% (5.4% at June 30, 2002)
           payable in 20 monthly installments of (E)
           70,244 Euros                                                68,388

           Note payable to Parent bearing interest at 5.5%,
           principal and interest due on demand, as defined         1,200,000

           ---------------------------------------------------------------------

                                                                  $ 3,226,214
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 7.    COMMITMENTS
--------------------------------------------------------------------------------

           Employment Contract

           In November 2001, the Company entered into a three-year employment agreement with the Director of Manufacturing ("Director"). This agreement may be terminated without cause by either party with written notice. Pursuant to the agreement, the Director received options to purchase 150,000 shares of common stock of the Parent at an exercise price of $1.25 per share. The options vest 25% over a four-year period and no there is no stated expiration date. No options had been exercised through August 28, 2002.

           Under the terms of the employment agreement, if the Company terminates the Director without good cause, the Company would be obligated to continue to pay the full salary for six months (approximately $62,500 at June 30, 2002). In addition, the Director would also be entitled to all stock options issued, which would remain exercisable for six months.

--------------------------------------------------------------------------------
NOTE 8.    STOCK BASED COMPENSATION
--------------------------------------------------------------------------------

           Although the Company has not issued any of its equity instruments to its employees, it has elected to follow Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") in accounting for Parent stock options issued to employees.

--------------------------------------------------------------------------------
NOTE 8.    STOCK BASED COMPENSATION (Continued)
-------------------------------------------------------------------------------

           During the period from inception (March 1, 2001) through June 30, 2002, the Parent issued options to an employee of the Parent to purchase 200,000 shares of its common stock at $1 per share. As the employee performs services on behalf of both the Company and the Parent, a portion of this employee's compensation expense is allocated to the Company. In addition, the Company issued options to an employee to purchase 150,000 shares of the Parent's common stock at $1.25 per share. All options vest over a four year period and expire seven years from the grant date. Under APB 25, since the exercise price of the employee's stock options issued was greater than the market price of the underlying stock on the date of grant, no compensation expense was recognized. These options are included in the pro forma information required under SFAS No. 123 which includes an allocated share of the Company's related compensation expense.

           Statement of Financial Accounting Standards No. 123 "Accounting for Stock-based Compensation," ("SFAS No. 123") requires the Company to provide pro forma information regarding net loss as if compensation cost for the options granted had been determined in accordance with the fair value based method prescribed in SFAS No. 123. The fair value of the options granted during the period from inception (March 1, 2001) through June 30, 2002 was estimated by using the Black-Scholes pricing model with the following assumptions: (i) expected life of the options of 3 years, (ii) no volatility as the Company is privately held, (iii) no expected dividends, and (iv) a risk free interest rate ranging from 3.14% to 3.22%.

           Under the accounting provisions of SFAS No. 123, the Company's net loss for the three months ended June 30, 2002 and the period from inception (March 1, 2001) through June 30, 2002 would have been $694,032 and $2,057,726, respectively.

--------------------------------------------------------------------------------
NOTE 9.    INCOME TAX BENEFIT
--------------------------------------------------------------------------------

           The income tax benefit for the three months ended June 30, 2002 and for the period from inception (March 1, 2001) through June 30, 2002 consisted of the following:

                                                                                               Period from Inception
                                                                     Three Month Period           (March 1, 2001)
                                                                            Ended                     through
                                                                        June 30, 2002              June 30, 2002
           -------------------------------------------------------------------------------------------------------------------------

           Deferred:
            Federal                                                 $          256,000         $          741,000
            State                                                               14,000                     39,000
           Increase in valuation allowance                                    (270,000)                  (780,000)
           -------------------------------------------------------------------------------------------------------------------------

                                                                    $                -         $                -
           -------------------------------------------------------------------------------------------------------------------------

           The difference between the tax benefit and the amounts computed by applying the federal statutory tax rates to the loss before income taxes is due to an increase in the valuation allowance and permanent differences.

--------------------------------------------------------------------------------
NOTE 9.    INCOME TAX BENEFIT (Continued)
--------------------------------------------------------------------------------

           As of June 30, 2002, the Company has generated cumulative net operating losses of approximately $2,056,000 resulting in a deferred tax asset of approximately $780,000. This deferred tax asset is offset by a valuation allowance of the same amount. Net operating loss carryforwards expire beginning in the year 2022.

--------------------------------------------------------------------------------
NOTE 10.   SUBSEQUENT EVENTS
--------------------------------------------------------------------------------

           On September 6, 2002, the company entered into a Merger Agreement ("Agreement") effective August 31, 2002 with Inprimis, Inc. ("Inprimis") a public reporting Company related by virtue of common ownership. The Agreement provides for, among other things, 1) that a newly formed wholly owned subsidiary of Inprimis acquire all of the outstanding shares of the Company and 2) the Parent receive (i) 50,000,000 shares of common stock of Inprimis, (ii) 3,930,000 shares of preferred stock of Inprimis which are mandatorily convertible into 50 shares of common stock for each share of preferred, (iii) warrants to purchase 48,402,985 shares of common stock of Inprimis and (iv) a promissory note issued by Inprimis in the amount of $1,161,850 which bears interest at 10% per annum and is due on September 1, 2003. Prior to the merger, the Parent held approximately 80% of the outstanding shares of Inprimis.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma financial information presents a) Inprimis, Inc's (Inprimis) and Ener1 Battery Company's (Battery) (collectively the Companies) pro forma unaudited consolidating balance sheet as of June 30, 2002 as if the acquisition occurred on June 30, 2002, b) the Companies' pro forma unaudited consolidating statement of operations for the year ended December 31, 2001, as if the acquisition of Battery occurred on January 1, 2001; and c) the Companies pro forma unaudited consolidating statement of operations for the six months ended June 30, 2002, as if the acquisition of Battery occurred on January 1, 2002.

The unaudited pro forma consolidated financial information does not purport to represent what the Companies results of operations would actually have been if such transactions in fact occurred on those dates, or to project the Companies financial position or results of operations for any future date or period. These unaudited pro forma consolidating financial statements should be read in conjunction with the historical financial statements of Inprimis Inc. and Subsidiaries, and Ener1 Battery Company.

                        INPRIMIS, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2002
                                   (Unaudited)
                        (In thousands except share data)

                                                                        Ener1               Pro
                                                  Inprimis,            Battery             Forma.
                                                    Inc.               Company              Adj             Total
                                              ------------------ --------------------- --------------- ----------------
Current Assets
  Cash and equivalents                            $   1,199             $    369                --        $   1,568
  Trade receivables, net                                155                  114                --              269
  Prepaid expenses and                                  230                   --                --              230
                                                    -------                  ---             -----         --------
      Total current assets                            1,584                  483                --            2,067
Property and equipment, net                             418               20,732                --           21,150
Technology licenses                                   1,047                   --                --            1,047
Other assets                                             32                   19                --               51
                                                      -----               ------             -----         --------
      Total assets                                    3,081               21,234                --           24,315
                                                      =====               ======             =====         ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities

  Accounts payable                                    2,025                  187                --            2,212
  Deferred revenue                                      310                   --                --              310
  Short term note payable                               208                   --                --              208
  Due to stockholder                                  1,081                5,500              (950)           5,631
  Due to stockholder                                     --                   --             1,162            1,162
  Related party debt                                     --                3,226                --            3,226
  Accrued expenses                                      622                  627               326            1,575
  Current maturities of long
   Term debt                                             --                   26                --               26
                                                      -----                -----               ---           ------
      Total current liabilities                       4,246                9,566               538           14,350

Long term liabilities                                    --                  718                --              718

Minority interest                                       617                   --                --              617

Stockholders' Equity

  Preferred stock                                        --                   --                41               41
  Common stock                                          589                   --               500            1,089
  Additional paid-in-capital                         41,509               13,005              (753)          53,761
  Accumulated deficit                               (43,880               (2,055)             (326)          (46,261)
                                                    --------              -------             -----          --------
      Total stockholders equity (deficit)            (1,782)              10,950              (538)           8,630
                                                    --------              ------              -----          ------
        Total liabilities and
         stockholders' equity (deficit)           $   3,081             $ 21,234           $     -        $  24,315
                                                  =========             ========           =======        =========

                        INPRIMIS, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2002
                                  (Unaudited)
                      (In thousands except per share data)

                                                                      Six months ended June 30, 2002
                                                    -------------------------------------------------------------------
                                                                        Ener1             Pro
                                                      Inprimis,        Battery           Forma
                                                        Inc.           Company            Adj.             Total
                                                        ----           -------            ----             -----
Net sales
  Product sales                                       $    716               --              --             $ 716
  Engineering                                            1,117               --              --             1,117
                                                         -----               --              --             -----
    Total                                                1,833               --              --             1,833
Cost of goods sold                                       2,573               --              --             2,575
                                                         -----               --              --             -----
    Gross profit                                          (740)              --              --              (740)
                                                          -----              --              --             -----
Operating expenses

  Research and development expenses                        295               --              --               295
  Management fee from related party                        181               --              --               181
  Selling, general, and administrative                   2,402            1,005             326             3,733
                                                         -----            -----            ----             -----
    Total operating expenses                             2,878            1,005             326             4,209
                                                         -----            -----            ----             -----
Loss from operations                                    (3,618)          (1,005)           (326)           (4,949)
Non-operating income (expenses), net                        (1)             (41)             --               (42)
                                                        -------          ------            -----           -------
Loss before income taxes                                (3,619)          (1,046)           (326)           (4,991)
Income taxes                                                 1               --              --                 1
                                                        ------           ------            -----           ------
Net loss before minority interest                       (3,620)          (1,046)           (326)            4,992
Minority interest in net loss                              167               --              --               167
                                                        ------           ------            -----           ------
Net loss                                              $ (3,453)        $ (1,046)        $  (326)         $ (4,825)
                                                      =========        =========        ========         =========

Net loss per share (basic and diluted)                                                                   $  (0.05)
                                                                                                         =========

Weighted average shares outstanding                                                                        95,572
                                                                                                           ======


                        INPRIMIS, INC. AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2001
                                  (Unaudited)
                      (In thousands except per share data)

                                                                    Twelve months ended December 31, 2001
                                                        ---------------------------------------------------------------
                                                                                    Ener1
                                                             Inprimis,             Battery
                                                                Inc.               Company               Total
                                                                ----               -------               -----
Net sales
  Product sales                                               $   1,070                 --              $ 1,070
  Engineering                                                     2,787                 --                2,787
                                                                  -----                 --                -----
    Total                                                         3,858                 --                3,858
Cost of goods sold                                                4,841                 --                4,841
                                                                  -----                 --                -----
    Gross profit                                                   (983)                --                 (983)
                                                                   -----                --                -----
Operating expenses

  Research and development expenses                                 548                 --                  548
  Asset impairment and other charges                                507                 --                  507
  Selling, general, and administrative                            2,795              1,001                3,796
                                                                  -----              -----   --           -----
    Total operating expenses                                      3,850              1,001                4,851
                                                                  -----              -----   --           -----
Loss from operations                                             (4,832)            (1,001)              (5,833)
Non-operating income (expenses), net                                177                 (9)                 168
                                                                  -----             -------               -----
Loss before income taxes                                         (4,655)            (1,010)              (5,665)
Income taxes                                                          2                 --                    1
                                                                 -------            ------               ------
Net loss                                                      $  (4,657)          $ (1,010)             $(5,667)
                                                              ==========          =========             ========

Net loss per share (basic and diluted)                                                                  $ (0.06)
                                                                                                        ========

Weighted average shares outstanding                                                                      95,572
                                                                                                         ======


                         INPRIMIS INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

       1.  The Company acquired Ener1 Battery Company from Ener1 Group, Inc.
           on September 6, 2002. Ener1 Battery Company is a related party by virtue of common ownership; therefore the Company recorded the assets and liabilities of the acquired Company (Ener1 Battery Company) at book value. As of June 30, 2002, Ener1 Battery Company had a net book value of $10,949,483. The consideration given was 50,000,000 shares of Common Stock with a par value of $0.01 per share, 3,930,000 Series A Preferred Stock, par value $0.01 per share, convertible into $196,500,000 shares of Common Stock, warrants to purchase 48,402,985 shares of Inprimis Common Stock, and a promissory note in the principal amount of $1,161,850 with an interest rate of 10% per annum.

       2. The June 30, 2002 Pro Forma Balance Sheet gives affect to this transaction as of June 30, 2002. The Pro Forma Balance Sheet assumes that the Common and Preferred shares were issued.

       3. The promissory note in the amount of $1,161,850 is payable to Ener1 Group, Inc. which owned 100% of Ener1 Battery Company before the transaction.

       4.  The Pro Forma Statement of Operations for the Six months ended
           June 30, 2002 reflects the combined results of operations as if the acquisition had occurred at the beginning of the period. The adjustment to selling, general and administrative expenses of $326,000 records additional costs incurred regarding the transaction. The Pro Forma Statement of Operations for the twelve months ended December 31, 2001; include the Battery Company from March 1, 2001 the date of its inception. The Battery Company has operated as a development stage company from its inception in March, 2001. It is anticipated that the Battery Company will start producing volume production in early 2003.

       5. The Pro Forma Statement of Operations for the Twelve Months ended December 31, 2001 reflects the combined results of operations as if the acquisition had occurred at the beginning of this period. The operations of the Ener1 Battery Company are included from March 1, 2001, the date that Ener1 Battery Company was incorporated, to December 31, 2001. The Battery Company has operated as a development stage company from its inception in March 2001.

       6. Weighted average shares as of June 30, 2002 that was used was the amount reported on the Company's June 30, 2002 10QSB filing and the 50,000,000 of Common Shares that were issued in this transaction. Refer to Exhibit 2.2 for Common Stock equivalents on a fully diluted basis.

       7. The pro forma adjustments include the issuance of Common and Preferred shares at par value, and the recording of the note consideration in the transaction. At the time of the acquisition the parent company made a capital contribution to the Registrant. The pro forma Balance Sheet on June 30, 2002 reflects the conversion of $950,000 of a payable to stockholder to paid-in capital.

       8. For the six-month -period ended June 30, 2002 a pro forma adjustments of $326,000 was included as additional costs related to the transaction.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                          Inprimis, Inc.

Dated: October 18, 2002                   By: /s/Larry L. Light
                                          President and Chief Executive
                                          Officer
                                          (Principal Executive Officer)




Dated: October 18, 2002                   By: /s/ R. Michael Brewer
                                          Senior Vice President and Chief
                                          Financial Officer (Principal
                                          Financial and Accounting Officer)